Morgan Stanley
Insight Fund

Summary Prospectus   |   March 27, 2020

Share Class and Ticker Symbols
Class A	Class L	Class I	Class C	Class IS
CPOAX	CPOCX	CPODX	MSCMX	MCRTX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/InsightFund. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated March 27, 2020 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s Shareholder Reports will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

Morgan Stanley Insight Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Share Class Arrangements”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) that you acquired in

Morgan Stanley Prospectus | Fund Summary

Insight Fund (Con’t)

an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary and on page 21 of the Prospectus in the section entitled “Shareholder Information—Share Class Arrangements.” In addition, Appendix A attached to the Prospectus contains information regarding Financial Intermediary-specific sales charge waivers and discounts.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class L	Class I	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	None	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Class I	Class C	Class IS
Advisory Fee	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.75%	None	1.00%	None
Other Expenses	0.27%	0.24%	0.26%	0.26%	0.13%
Total Annual Fund Operating Expenses[3]	1.17%	1.64%	0.91%	1.91%	0.78%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 638	$ 877	$ 1,135	$ 1,871
Class L	$ 167	$ 517	$ 892	$ 1,944
Class I	$ 93	$ 290	$ 504	$ 1,120
Class C	$ 294	$ 600	$ 1,032	$ 2,233
Class IS	$ 80	$ 249	$ 433	$ 966

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 638	$ 877	$ 1,135	$ 1,871
Class L	$ 167	$ 517	$ 892	$ 1,944
Class I	$ 93	$ 290	$ 504	$ 1,120
Class C	$ 194	$ 600	$ 1,032	$ 2,233
Class IS	$ 80	$ 249	$ 433	$ 966
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—Share Class Arrangements” for a complete discussion of the CDSC.
3	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.27% for Class A, 1.77% for Class L, 0.92% for Class I, 2.02% for Class C and 0.85% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to

Morgan Stanley Prospectus  |  Fund Summary

Insight Fund (Con’t)

discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund’s assets will be invested primarily in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2019 was between $11.2 million and $1,304.1 billion. The Adviser seeks long-term capital appreciation by investing primarily in established and emerging companies. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may invest in equity securities. The Fund may, but it is not required to, use derivative instruments as discussed herein. These derivative instruments will be counted toward the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities.

The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser conducts research to examine how environmental and social initiatives within companies can drive enterprise value by creating growth opportunities, reducing risk, driving profitability, strengthening durable competitive advantages and/or aligning with secular growth trends. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.

The Fund may invest up to 25% of its net assets in foreign securities, including emerging market securities and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The Fund may invest in privately placed and restricted securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In

Morgan Stanley Prospectus | Fund Summary

Insight Fund (Con’t)

addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Market and Geopolitical. The value of your investment in the Fund is based on the market prices and values of the Fund’s investments, which change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, a Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

Annual Total Returns—Calendar Years

High Quarter	03/31/19	25.22%
Low Quarter	12/31/18	-15.92%

Average Annual Total Returns
(for the calendar periods ended December 31, 2019)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A1
Return Before Taxes	26.02%	16.72%	16.14%	10.17%
Return After Taxes on Distributions[2]	23.82%	13.44%	13.85%	9.17%
Return After Taxes on Distributions and Sale of Fund Shares	16.72%	12.46%	12.88%	8.60%
Class L1

Morgan Stanley Prospectus  |  Fund Summary

Insight Fund (Con’t)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Return Before Taxes	32.44%	17.39%	16.09%	9.69%
Class I1
Return Before Taxes	33.40%	18.35%	17.11%	10.71%
Class C1
Return Before Taxes	31.06%	N/A	N/A	17.00%
Class IS1
Return before Taxes	33.23%	18.38%	N/A	18.19%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)[3]	35.85%	14.23%	15.05%	7.53%[5]
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[4]	32.94%	11.97%	13.58%	7.35%[5]

(1)	Class A , L and I shares commenced operations on July 28, 1997. Class IS shares commenced operations on September 13, 2013 and Class C shares commenced operations on April 30, 2015.
(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
(3)

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

(4)

The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index

(5)	Since inception reflects the inception date of Class A.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from the Class A shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Counterpoint Global team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	October 2002
Sam G. Chainani	Managing Director	June 2004
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008
David S. Cohen	Managing Director	October 2002
Alexander T. Norton	Executive Director	July 2005

Purchase and Sale of Fund Shares

The Fund has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment requirements may be waived for certain investments. For more

Morgan Stanley Prospectus | Fund Summary

Insight Fund (Con’t)

information, please refer to the section of this Prospectus entitled “Shareholder Information—How to Buy Shares—Minimum Investment Amounts.”

You can purchase or sell Fund shares on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Buy Shares” and “—How To Sell Shares.”

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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© 2020 Morgan Stanley.

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